Exhibit 10.73

SETTLEMENT AND AMENDMENT AGREEMENT

THIS SETTLEMENT AND AMENDMENT AGREEMENT (this “Agreement”) is made and entered into as of December 31, 2017 (the “Effective Date”), by and between Cognate BioServices, Inc., a Delaware corporation (“Cognate”) and Northwest Biotherapeutics, Inc., a Delaware corporation (“NWBio” and together with Cognate, the “Parties”).

RECITALS

WHEREAS, pursuant to the existing DCVax®-L and DCVax®-Direct services contracts between NWBio and Cognate (the “Service Contracts”), NWBio owed Cognate at least Twenty Seven Million Five Hundred Thirteen Thousand, Four Hundred and Five Dollars ($27,513,405) for DCVax programs in 2016 (the “2016 Obligations”);

WHEREAS, to date, NWBio has paid Cognate Ten Million Five Hundred Fifty One Thousand, Four Hundred and Fifteen Dollars ($10,551,415) for DCVax programs in 2016;

WHEREAS, accordingly NWBio owes Cognate at least Sixteen Million, Nine Hundred Sixty One Thousand, Nine Hundred and Ninety Dollars ($16,961,990);

WHEREAS, the Parties agree to a temporary amendment of the Service Contracts as provided in Section 1.1, under which the amounts due from NWBio to Cognate under the Contracts are reduced to Eleven Million, Nine Hundred and Sixty One Thousand, Nine Hundred and Ninety Dollars ($11,961,990) for DCVax programs in North America in 2016;

WHEREAS, on the terms and subject to the conditions set forth herein, NWBio desires to pay and satisfy the 2016 Obligations through an overall settlement comprised partly of issuance of preferred stock and warrants, and partly of the 2016 Contract Amendments, and Cognate is willing to accept such settlement of the 2016 Obligations.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated into and form an integral part of this Agreement, and the mutual promises, representations, warranties, and covenants hereinafter set forth herein, and for good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge the Parties hereby agree as follows:

ARTICLE 1

THE TRANSACTION

1.1 Settlement of the 2016 Obligations

The overall settlement of the remaining 2016 Obligations shall be comprised of issuance of stock and warrants as provided in Section 1.1(a) and the 2016 Contract Amendments as provided in Section 1.1(b) (collectively, the “Settlement”).

(a)       Issuance of Stock and Warrants. NWBio will satisfy Eleven Million, Nine Hundred Sixty-One Thousand, Nine Hundred Ninety Dollars ($11,961,990) of the 2016 Obligations through issuance of NWBio Series B convertible preferred stock (the “Series B Preferred Shares”), and warrants (the “Warrants”) exercisable for common stock (the “Common Shares”), to Cognate or its designee(s) on the same terms as unrelated investors are purchasing Series B Preferred Shares (the “Preferred Stock Financing”), as set forth in the Summary of the Preferred Stock Financing Terms attached hereto as Exhibit, and the Certificate of Designations of the Series B Preferred Stock, attached hereto as Exhibit B (the “Certificate”).

(b)       2016 Contract Amendments. The Service Contracts are hereby amended to cancel and eliminate charges in excess of Eleven Million, Nine Hundred Sixty-One Thousand, Nine Hundred Ninety Dollars ($11,961,990) for DCVax programs in North America in 2016 (the ”2016 Contract Amendments”). Pursuant to these 2016 Contract Amendments, the remaining Five Million Dollars ($5,000,000) of 2016 Obligations in excess of the Series B Preferred Shares and Warrants, and any prior payments, which would have been owed by NWBio to Cognate for 2016 under the Service Contracts in the absence of the 2016 Contract Amendments, are hereby cancelled and deemed satisfied.

(c)       No Other Amendments. Except as specifically amended by the 2016 Contract Amendments, the terms and conditions of the Services Contracts remain in full force and effect for DCVax programs in North America.

1.2 Fees, Costs and Expenses.

NWBio will pay or reimburse to Cognate all reasonable out-of-pocket costs and expenses incurred by or on behalf of Cognate (including reasonable attorneys’ fees and collection costs), as incurred, in connection with this Agreement, the issuance and receipt of the Preferred Shares, the Warrants and the Common Shares, and the payment and collection of the Cash Payments.

ARTICLE 2

CLOSING DATES; DELIVERY OF PREFERRED SHARES AND WARRANTS;

COMPLETION OF CASH PAYMENTS AND 2017 CONTRACT AMENDMENTS

2.1 Closing Date; Issuance of Shares and Warrants

The closing of the issuance of Series B Preferred Shares and Warrants and cancellation of the remaining 2016 Obligations will take place on December 31, 2017, or such other date as the parties may mutually agree (the “Closing Date”).

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 NWBio Representations and Warranties.

NWBio hereby represents and warrants to Cognate that as of the date hereof and as of the Closing Date:

(a)       NWBio is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to (i) own, operate and occupy its properties and to carry on its business as presently conducted and (ii) enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby. NWBio is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect.

(b)       All necessary corporate proceedings and approvals relating to this Agreement and the transactions contemplated hereunder have been duly carried out and completed by NWBio. Upon execution, this Agreement will constitute a valid and legally binding obligation of NWBio, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)       Upon issuance hereunder, each Preferred Share and/or Common Share and Common Warrant will be duly authorized, validly issued, fully paid and non-assessable.

3.2 Cognate Representations and Warranties

Cognate hereby represents and warrants to NWBio that as of the date hereof and as of the Closing Date:

(a)       Cognate is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to (i) own, operate and occupy its properties and to carry on its business as presently conducted and (ii) enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby. Cognate is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect.

(b)       All necessary corporate proceedings, and approvals relating to this Agreement and the transactions contemplated hereunder have been duly carried out and completed by Cognate. Upon execution, this Agreement will constitute a valid and legally binding obligation of Cognate, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)       The Preferred Shares are being acquired by Cognate for investment for Cognate’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof except in compliance with applicable securities laws, and Cognate has no present intention of selling, granting any participation in or otherwise distributing the same except in compliance with applicable federal and state securities laws.

(d)       Cognate is an “accredited investor” within the meaning of the criteria set forth in Regulation D promulgated under the Securities Act of 1933.

(e)       Cognate is an experienced investor in securities of companies in the development stage, can bear the economic risk of its investment, including a total loss, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Preferred Shares.

ARTICLE 4

MISCELLANEOUS

4.1 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles or provisions relating to conflicts of law. The Parties hereby agree that any legal action, suit or proceeding arising out of or relating to this Agreement will be brought in federal or state court located in the State of Delaware.

4.2 Entire Agreement; Amendments. This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject thereof. Except as otherwise expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by both NWBio and Cognate.

4.3 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, will be effective upon delivery, and may be delivered (a) personally; (b) by email during normal business hours with confirmation of delivery, provided that a copy is mailed on the next business day by overnight delivery with a nationally recognized overnight delivery service; or (c) by overnight delivery with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications will be in the case of Cognate:

Cognate BioServices, Inc.

7513 Connelley Drive, Suite I

Hanover, MD 21076

and in the case of NWBio:

Northwest Biotherapeutics

4800 Montgomery Lane

Suite 800

Bethesda, MD 20814

or at such other address as the receiving party will have furnished to the sending party in writing.

4.4 Survival. Any right or privilege provided to either Party under this Agreement and all representations and warranties given by the Parties in this Agreement will survive the delivery of the Preferred Shares under this Agreement until the two year anniversary of the date that the number of Common Shares sufficient to permit conversion of all of the Preferred Shares becomes available.

4.5 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof will be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the Parties hereto. Cognate may transfer or assign all or any portion of its rights under this Agreement to any person or entity, subject to compliance with applicable securities laws.

4.6 No Waiver. Failure of a Party to exercise any right or remedy under this Agreement or otherwise, or delay by a Party in exercising such right or remedy, shall not operate or be construed as a waiver thereof. All such rights and remedies shall remain in full force and effect. Failure of the Parties to implement any transaction contemplated hereunder, or delay by the Parties in implementing any transaction contemplated hereunder, shall not operate or be construed as a waiver thereof.

4.7 Interpretations. All pronouns and any variations thereof will be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities may require. All references to “$” or dollars herein will be construed to refer to United States dollars. All references to “including” will be construed to mean “including, without limitation.” The titles of the Sections and subsections of this Agreement are for convenience or reference only and are not to be considered in construing this Agreement. The language and provisions of this Agreement are the language and provisions chosen mutually by the Parties hereto, and no doctrine of construction shall be applied for or against any Party.

4.8 Severability. In case any provision of this Agreement is determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby, and new provision(s) will be developed and implemented to achieve as nearly as permitted the substance of the original provision(s).

4.9 Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered will constitute a complete and original instrument but all of which together will constitute one and the same agreement, and it will not be necessary when making proof of this Agreement or any counterpart thereof to account for any counterpart other than the counterpart of the party against whom enforcement is sought.

4.10 WAIVER OF JURY TRIAL. COGNATE AND NWBIO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT AND SECURITIES ISSUED OR ISSUABLE HEREUNDER OR THEREUNDER, AND ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING ON ANY BASIS.

4.11 No Consequential Damages. Notwithstanding anything to the contrary, in no event shall either party have any liability for any indirect or consequential damages or losses, on any basis.

4.12 Construction. The Parties to this Agreement are experienced in sophisticated and complex matters similar to the transactions contemplated by this Agreement, and this Agreement will be interpreted and construed in a fair and impartial manner without regard to such factors as which Party prepared the instrument, the relative bargaining powers of the Parties or the domicile of any Party, but shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of both Parties to this Agreement.

4.13 Further Assurances. At any time and from time to time, the Parties will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as necessary or advisable to enable the Parties to obtain the full benefits of this Agreement or to exercise any or all rights, remedies and powers pursuant to this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have executed this SETTLEMENT AGREEMENT as of the date set forth in the first paragraph hereof.

NORTHWEST BIOTHERAPEIJTICS, INC.

By:	/s/ Leslie J. Goldman
Name:	Leslie J. Goldman
Title:	Senior Vice President

COGNATE BIOSERVICS, INC.

By:	/s/ J. Kelly Ganjei
Name:	J. Kelly Ganjei
Title:	Chief Executive Officer

EXHIBIT A

SUMMARY OF SERIES B PREFERRED STOCK FINANCING TERMS

Price per share: $2.30

Conversion Ratio: Each share of Series B Preferred Stock convertible into 10 Common Shares

Warrant Coverage: 100%

Warrant Exercise Price: $0.30

Warrant Exercise Period: 2 years

EXHIBIT B

SERIES B PREFERRED STOCK

CERTIFICATE OF DESIGNATIONS

CERTIFICATE OF DESIGNATIONS

OF

SERIES B CONVERTIBLE PREFERRED STOCK

OF

NORTHWEST BIOTHERAPEUTICS, INC.

Northwest Biotherapeutics, Inc. (the “Company”), a corporation formed and existing under the Delaware General Corporation Law (the “DGCL”), does hereby determine and certify that, pursuant to Section 151 of the DGCL and authority conferred upon its Board of Directors (the “Board of Directors”) by the Company’s Certificate of Incorporation (as amended, the “Certificate of Incorporation”), pursuant to Section 141(f) of the DGCL, the Board of Directors hereby adopt the following resolutions by unanimous written consent in lieu of a meeting:

WHEREAS, the Certificate of Incorporation authorizes 40,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”); and

WHEREAS, the Certificate of Incorporation authorizes the Board of Directors to provide, by resolution from time to time and by filing a certificate of designations pursuant to the DGCL, for the issuance of the shares of Preferred Stock in one or more series;

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby approves and adopts the designations set forth below (this “Certificate of Designations”) and a series of Preferred Stock with the following powers, designations, preferences and rights and the following qualifications, limitations and restrictions is hereby authorized and established:

ARTICLE 1

DESIGNATION

Section 1.1           There is hereby created out of the authorized and unissued shares of Preferred Stock of the Company a series of preferred stock designated “Series B Convertible Preferred Stock” (the “Series B Preferred Stock”), consisting of 15,000,000 shares, par value $0.001 per share (each, a “Series B Preferred Share”). Each Series B Preferred Share shall rank equally in all respects and shall be subject to the following provisions of this Certificate of Designations. Series B Preferred Shares which have been converted, redeemed, repurchased or otherwise acquired by the Company shall be retired and, following the filing of any certificate required by the DGCL, will have the status of authorized and unissued shares of the Company’s Preferred Stock, without designation as to series, until such shares are once more designated by the Board of Directors as part of a particular series of preferred stock.

ARTICLE 2

RANK AND PREFERENCE

Section 2.1           The Series B Preferred Stock shall, with respect to rights upon an acquisition of the Company, sale of all or substantially all assets of the Company, other business combination or liquidation, dissolution or winding up of the affairs of the Company (collectively, a “Liquidation Event”) rank senior and prior to the common stock, par value $0.001 per share, of the Company (the “Common Stock”). In the event of a Liquidation Event, each Holder shall, with respect to each Series B Preferred Share owned by such Holder, be entitled to receive, out of funds of the Company legally available therefor, before any payment or distribution of any assets of the Company shall be made or set apart for holders of the Common Stock, an amount per Series B Preferred Share equal to, at the election of the relevant such Holder, either (a) $2.30 per Series B Preferred Share or (b) the amount such Holder would have received had such Holder, immediately prior to such Liquidation Event, converted such Series B Preferred Share into shares of Common Stock as set forth herein.

ARTICLE 3

VOTING RIGHTS AND TRANSFERABILITY

Section 3.1           On any matter presented to the stockholders of the Company for their action at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of a meeting), each Holder shall be entitled to cast the number of votes equal to 10 votes per Series B Preferred Share held by such Holder. Notwithstanding the foregoing, Holders of Series B Preferred Stock shall not be entitled to vote shares of such stock on any matter for which the holders of Common Stock are then entitled to vote as a separate class pursuant to Section 242(b)(2) of the DGCL (including any amendment to the Certificate of Incorporation to increase or decrease the authorized number of shares of Common Stock unless the class vote on such matter has been eliminated pursuant to the Certificate of Incorporation). Except as otherwise required by law or other provisions of the Certificate of Incorporation or this Certificate of Designations, Holders shall vote together with the holders of Common Stock as a single class (together with any other capital stock entitled to vote thereon) and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Company as in effect from time to time.

Section 3.2           On or before the Voting Period End Date (as defined below), the Series B Preferred Stock shall not be directly or indirectly assignable or transferable by any Holder thereof, and no Holder of Series B Preferred Stock shall at any time, directly or indirectly, sell, assign, transfer or otherwise dispose of any shares of Series B Preferred Stock or any economic or voting interests or rights associated therewith, except as specifically authorized by the Board of Directors in its sole discretion. Any purported transfer or assignment in violation of the foregoing shall be void ab initio and given no effect. “Voting Period End Date” means the earlier of (i) the date on which the holders of the Company’s common stock approve, at a shareholder meeting of the Company, an increase in the maximum number of shares authorized for issuance, or (ii) June 1, 2018.

ARTICLE 4

CONVERSION

Section 4.1.         Shares of Common Stock To Be Delivered Upon Conversion. Each Series B Preferred Share shall be convertible into ten (10) shares of Common Stock as provided in this Article 4.

Section 4.2           Optional Conversion. From and after the date on which the Company has sufficient shares of Common Stock authorized and available for issuance to satisfy its obligations to deliver Common Stock upon conversion of some or all of the Series B Preferred Stock, but in any event not later than six (6) months after issuance of such Series B Preferred Stock (such date, the “Convertibility Date”), each Holder shall be entitled, subject to such availability of Common Stock, to convert some or all of their Series B Preferred Stock, at any time and from time to time into a number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock as set forth in this Article 4. Upon such conversion, the Series B Preferred Shares so converted shall no longer be deemed to be outstanding, and all rights of the Holder with respect to such Series B Preferred Shares shall immediately terminate, except the right to receive the shares of Common Stock and any other amounts payable pursuant to this Certificate of Designations.

Section 4.3.          Mandatory Conversion. From and after the Convertibility Date, the Company shall have the right, at any time and from time to time, in its sole discretion, to cause some or all of such Series B Preferred Shares to be automatically converted (without any further action by the Holder(s) and whether or not the Series B Preferred Shares (in the case of uncertificated shares) or the certificates representing the Series B Preferred Shares are surrendered), into a number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock as set forth in this Article 4. The Company shall exercise this right by delivering at least three (3) days’ prior written notice thereof to the applicable Holder of Series B Preferred Shares. From and after such conversions (the dates and times of such conversion, the applicable “Mandatory Conversion Date”), the Series B Preferred Shares so converted shall no longer be deemed to be outstanding, and all rights of the Holder with respect to such Series B Preferred Shares shall immediately terminate, except the right to receive the shares of Common Stock and any other amounts payable pursuant to this Certificate of Designations.

Section 4.4.          Beneficial Ownership Limitation. Subject to Section 6.5, the Company shall not effect any conversion of the Series B Preferred Stock, and a Holder shall not have the right to convert any portion of the Series B Preferred Stock, to the extent that, after giving effect to an attempted conversion set forth on an applicable notice of conversion, such Holder (together with such Holder’s Affiliates, and any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock subject to the applicable notice of conversion with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series B Preferred Stock beneficially owned by such Holder or any of its Affiliates, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any warrants) beneficially owned by such Holder or any of its Affiliates that are subject to a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 4.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission. For purposes of this Section 4.4, in determining the number of outstanding shares of Common Stock, absent actual knowledge of such Holder to the contrary, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Company’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Company that is filed with the Commission, or (C) a more recent notice by the Company or the Company’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder, the Company shall, within three Trading Days thereof, confirm in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including shares of Series B Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The initial “Beneficial Ownership Limitation” shall be 9.9% (after giving effect to the issuance of shares of Common Stock pursuant to such notice of conversion (to the extent permitted pursuant to this Section 4.4.)) The Company shall be entitled to rely on representations made to it by the Holder in any notice of conversion regarding its Beneficial Ownership Limitation.

Section 4.5.          Mechanics of Conversion. In order to convert Series B Preferred Shares pursuant to Section 4.2, the converting Holder must surrender the applicable Series B Preferred Shares (in the case of uncertificated shares) or the certificates representing such Series B Preferred Shares at the office of the Company’s transfer agent for the Series B Preferred Stock (or at the principal office of the Company, if the Company serves as its own transfer agent), together with (i) written notice that such Holder elects to convert all or part of such Series B Preferred Shares as specified in such notice and (ii) a written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the transfer agent or the Company, as applicable. The date the transfer agent or the Company, as applicable, receives such Series B Preferred Shares or certificates, together with such notice and any other documents and amounts required to be paid by the Holder pursuant to this Section 4.5, will be the date of conversion.

Section 4.6.        Transfer Taxes. Issuances of shares of Common Stock upon conversion of the Series B Preferred Shares shall be made without charge to the Holder for any issuance or transfer tax or other incidental expense in respect of the issuance thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Common Stock in a name other than that of the converting Holder, and no such issuance or delivery need be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or has established, to the reasonable satisfaction of the Company, that such tax has been, or will timely be, paid.

Section 4.7.          Adjustments for Subsequent Events. From and after the date of this Certificate of Designations, adjustments shall be made from time to time (but not less than the par value of the Common Stock) as follows:

(a)          Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) subdivide (including by stock dividend) or reclassify the outstanding shares of Common Stock into a greater number of shares, or (ii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock and the number of votes held by each Series B Preferred Share held by the Holders will be correspondingly adjusted.

(b)          Other Distributions. If the Company fixes a record date for the making of a dividend or distribution to all holders of shares of its Common Stock (i) of cash, (ii) of shares of any class of the Company or of any Person, other than shares of the Company’s Common Stock, or (iii) of evidences of indebtedness of the Company or any subsidiary, (iv) of assets or (v) of rights or warrants in respect of any of the foregoing, in each such case the Series B Preferred Stock shall be entitled to receive such dividend of distribution on an as-converted basis.

(c)          Successive Adjustments. Successive adjustments in respect of the Series B Preferred Shares shall be made pursuant to this Section 4.7, without duplication, whenever any event specified in Section 4.7(a) hereof shall occur.

(d)          Rounding of Calculations; Minimum Adjustments. All calculations of any share adjustment amount under this Section 4.7 shall be made to the nearest one-thousandth (1/1,000th). No adjustment is required if the amount of such adjustment would be less than 0.01 of a share; provided, however, that any adjustments which by reason of this Section 4.7(d) are not required to be made will be carried forward and given effect in any subsequent adjustment.

ARTICLE 5

DEFINITIONS

Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated.

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Business Day” means a day except a Saturday, a Sunday or other day on which commercial banks in the City of New York are authorized or required by applicable law to be closed.

“Commission” means the Securities and Exchange Commission.

“Holders” means the holders of outstanding Series B Preferred Shares as they appear in the records of the Company.

“Person” means an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder).

“Trading Day” means a day on which the Common Stock is traded for any period on the principal securities exchange or if the Common Stock is not traded on a principal securities exchange, on a day that the Common Stock is traded on another securities market on which the Common Stock is then being traded or if the Common Stock is not then traded, Trading Day shall mean a Business Day.

ARTICLE 6

MISCELLANEOUS

Section 6.1. Lost. Stolen. Mutilated or Destroyed Share Certificates. If a stock certificate representing Series B Preferred Shares is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnification by the Holder or otherwise as it may reasonably impose (which shall, in the case of a mutilated stock certificate, include the surrender thereof), issue a replacement stock certificate of the same denomination and tenor as the stock certificate so lost, stolen, mutilated or destroyed.

Section 6.2. Notices. All notices or communications in respect of Series B Preferred Shares shall be in writing, shall be effective upon delivery, and shall be delivered by (i) registered or certified mail, return receipt requested, postage prepaid, (ii) reputable nationwide overnight courier service guaranteeing next business day delivery, (iii) personal delivery, or (iv) facsimile or electronic mail, with written confirmation of receipt.

Section 6.3. No Other Rights. The Series B Preferred Shares shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as expressly set forth herein or in the Certificate of Incorporation or as required by applicable law or regulation.

Section 6.4. Headings. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

Section 6.5. Amendments. So long as any Series B Preferred Shares are outstanding, in addition to any other vote required by law, the affirmative vote of the holders of a majority in voting power of the Series B Preferred Shares shall be required for the Corporation to effect any amendment, alteration or repeal of any provision of the Certificate of Incorporation (including this Certificate of Designations with respect to the Series B Preferred Stock) that would alter or change the rights, powers or preferences of the Series B Preferred Stock so as to affect them adversely. Subject to the preceding sentence, but otherwise notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the holders of the Series B Preferred Shares granted hereunder may be waived as to all shares of Series B Preferred Stock (and the holders thereof) upon the written consent of the Company and the holders of a majority in voting power of the Series B Preferred Shares. Further, in addition to the foregoing, and notwithstanding any provision in this Certificate of Designations to the contrary, (a) any provision contained in this Certificate of Designations and any right provided hereunder may be waived by a particular party who would benefit from the provision to be waived or who is not the party restricted by the provision to be waived with respect to itself only, and (b) the limitations provided in Section 4.4 may be waived by mutual agreement of the Company and the Holder.

Section 6.6. Effectiveness. This Certificate of Designations shall become effective upon filing with the Secretary of State of the State of Delaware.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be duly executed and acknowledged by the undersigned, thereunto duly authorized, this 28th day of December, 2017.

NORTHWEST BIOTHERAPEUTICS, INC.

By:	/s/ Leslie J. Goldman
Name: Leslie J. Goldman
Title: Senior Vice President

EXHIBIT C

FORM OF WARRANT

NORTHWEST BIOTHERAPEUTICS, INC.

CLASS D-1 WARRANTS

NO. WD1-	, 2017

This Certifies That, for value received, _______________________________ or its assigns (the “Holder”), is entitled to subscribe for and purchase from Northwest Biotherapeutics, Inc., a Delaware corporation, with its principal office in Bethesda, Maryland (the “Company”), such number of Exercise Shares as provided herein at the Exercise Price as provided herein. This Warrant is being issued pursuant to the terms of that certain Subscription Agreement, dated ____________, 2017, by and among the Company and Holder (the “Agreement”).

1.             Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement, as applicable. As used herein, the following terms shall have the following respective meanings:

(a)          “Business Day” means a day except a Saturday, a Sunday or other day on which commercial banks in the City of New York are authorized or required by applicable law to be closed.

(b)          “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(c)          “Exercisability Date” shall mean the date the Company provides written notice to the Holder that the Company’s certificate of incorporation has been amended subsequent to the date hereof to increase the number of authorized shares of Common Stock thereunder and that all other necessary corporate action has been taken to authorize and reserve for issuance the Exercise Shares; provided that the Company shall provide such written notice within five Business Days after such amendment has been effected and all other necessary corporate action has been taken.

(d)          “Exercise Period” shall mean the period commencing on the Exercisability Date and ending two (2) years after the Exercisability Date.

(e)          “Exercise Price” of this Warrant shall be Twenty-Two Cents ($0.22) per share.

(f)          “Exercise Share” shall mean each of the fully paid and non-assessable shares of Common Stock for which this Warrant is exercisable at the Exercise Price. The number of Exercise Shares initially shall be_____________________ (____________ ).

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2.            Exercise of Warrant.

2.1          Vesting and Exercise. This Warrant will be fully vested upon issuance, but will not be exercisable prior to the Exercisability Date. Subject to the preceding limitation on exercise and the conditions set forth in this Warrant, the rights represented by this Warrant may be exercised in whole or in part at any time or times prior to the expiration of the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)          An executed Notice of Exercise in the form attached hereto;

(b)          Payment of the Exercise Price by wire transfer of immediately available funds, subject to Paragraph 2.2 below; and

(c)          This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or Holder’s designee(s), shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised (but in no event less than three (3) Trading Days following the date of exercise). In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.2          Net (Cashless) Exercise. If and only if, and to the extent that, there is no effective registration statement registering the issuance Common Stock of the Company upon exercise of this Warrant at the time this Warrant is exercised, and if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), then in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

Y (A - B)

X =__________

A

Where X =	the number of Exercise Shares to be issued to the Holder

Y =	the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)

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A =	the average of the VWAP of the Common Stock for the ten consecutive Trading Days ending on the Trading Day immediately prior to the date of exercise of the Warrants

B =	Exercise Price (as adjusted to the date of such calculation)

“Trading Day” means a day on which (i) trading in Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded, which may be OTCQB or OTCQX (a “Trading Market”) and (ii) a last reported sale price for our common stock is available on such securities exchange or market. If the Common Stock is not so listed or traded, “Trading Day” means a “Business Day.”

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (b) if such volume weighted average price is unavailable from Bloomberg L.P. or its successor, the closing sales price of the Common Stock on the Trading Market, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

2.3         Securities for Which Warrant is Exercisable. Subject to the limitations on exercise and the conditions set forth in this Warrant, this Warrant shall be exercisable, in whole or in part, and from time to time, for Common Stock of the Company.

3.            Covenants of the Company.

3.1         Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof.

3.2         No Impairment. The Holder’s rights, preferences and privileges granted under and/or in connection with this Warrant may not be amended, modified or waived without the Holder’s prior written consent.

4.            Representations of Holder.

4.1         Acquisition of Securities for Personal Account. The Holder represents and warrants that the securities it is acquiring on the date hereof are being acquired solely for its account for investment and not with a view to or for sale or distribution of such securities, or any part thereof, except in compliance with applicable federal and state securities laws. The Holder also represents and warrants that all of the legal and beneficial interests in the securities which the Holder is acquiring are being acquired for, and will be held for, its account only.

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4.2          Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

5.            Adjustment of Exercise Price and Exercise Shares.

5.1         Changes in Securities. In the event of changes in the Common Stock by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the aggregate number of Exercise Shares then available under the Warrant and the Exercise Price thereof shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the same shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant. Notwithstanding anything in this Warrant to the contrary, no adjustment will be made to the Exercise Price of this Warrant, such that the Exercise Price would be less than the then current par value of outstanding shares of Common Stock.

6.            Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

7.            Transfer of Warrant.

a)           Transferability. On or before the Voting Period End Date (as defined below), the Class D-1 Warrants shall not be directly or indirectly assignable or transferable by the Holder, and the Holder shall not at any time, directly or indirectly, sell, assign, transfer or otherwise dispose of, loan or pledge any Class D-1 Warrants or any economic or voting interests or rights associated therewith, except as specifically authorized by the Board of Directors in its sole discretion. Any purported transfer or assignment in violation of the foregoing shall be void ab initio and given no effect. After the Voting Period End Date, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. “Voting Period End Date” means the 80th day after the conclusion of the Company’s 2017 annual meeting of stockholders. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Business Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Exercise Shares without having a new Warrant issued.

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b)       New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the date of the original issuance of the Warrant and shall be identical with this Warrant except as to the number of Exercise Shares issuable pursuant thereto.

c)       Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

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8.          Lost, stolen, mutilated or destroyed warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnification by the Holder or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a replacement Warrant of the same denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Upon the issuance of any such replacement Warrant, the original Warrant shall become null and void without the necessity of any further action on the part of the Company.

9.            Amendment. Any term of this Warrant may be amended or waived only with the advance written consent of the Company and the Holder.

10.         Notices, Etc. All notices required or permitted hereunder shall be in writing and shall be effective upon delivery to the recipient. All communications shall be sent to the Company and to the Holder at the addresses listed on the signature page hereof or at such other address as the Company or Holder may designate by written notice to the other parties hereto.

11.         Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware without giving effect to conflicts of laws principles.

[Signature Page Follows]

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In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

Northwest Biotherapeutics, Inc.

By:

	Name:	/s/ Linda Powers

	Title:	President and CEO

	Address:	4800 Montgomery Lane
Suite 800
Bethesda, MD 20814

ACKNOWLEDGED AND AGREED:

By:
Name:

Signature Page to Warrant

NOTICE OF EXERCISE

TO: Northwest Biotherapeutics, Inc.

(1)         The undersigned hereby elects to purchase ____________ shares of Common Stock (the “Exercise Shares”) of Northwest Biotherapeutics, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

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(1)

The undersigned hereby elects to purchase ____________ shares of Common Stock (the “Exercise Shares”) of Northwest Biotherapeutics, Inc. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

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(2)          Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Signature)

(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
(Please Print)

Address:
(Please Print)

Dated:_________, 20

Holder’s Signature:

Holder’s

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

NORTHWEST BIOTHERAPEUTICS, INC.

CLASS D-2 WARRANTS

NO. WD2-	_______________, 2017

This Certifies That, for value received, _________________________________or its assigns (the “Holder”), is entitled to subscribe for and purchase from Northwest Biotherapeutics, Inc., a Delaware corporation, with its principal office in Bethesda, Maryland (the “Company”), such number of Exercise Shares as provided herein at the Exercise Price as provided herein. This Class D-2 Warrant (the “Warrant”) is being issued pursuant to the terms of that certain Subscription Agreement, dated___________________, 2017, by and among the Company and Holder (the “Agreement”).

1.           Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement, as applicable. As used herein, the following terms shall have the following respective meanings:

(a)          “Business Day” means a day except a Saturday, a Sunday or other day on which commercial banks in the City of New York are authorized or required by applicable law to be closed.

(b)          “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(c)          “Exercisability Date” shall mean the date the Company provides written notice to the Holder that the Company’s certificate of incorporation has been amended subsequent to the date hereof to increase the number of authorized shares of Common Stock thereunder and that all other necessary corporate action has been taken to authorize and reserve for issuance the Exercise Shares; provided that the Company shall provide such written notice within five Business Days after such amendment has been effected and all other necessary corporate action has been taken.

(d)          “Exercise Period” shall mean the period commencing on the Exercisability Date and ending two (2) years after the Exercisability Date.

(e)          “Exercise Price” of this Warrant shall be Thirty Cents ($0.30) per share. 1

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(f)          “Exercise Share” shall mean each of the fully paid and non-assessable shares of Common Stock for which this Warrant is exercisable at the Exercise Price. The number of Exercise Shares initially shall be

2.            Exercise of Warrant.

2.1          Vesting and Exercise. This Warrant will be fully vested upon issuance, but will not be exercisable prior to the Exercisability Date. Subject to the preceding limitation on exercise and the conditions set forth in this Warrant, the rights represented by this Warrant may be exercised in whole or in part at any time or times prior to the expiration of the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)          An executed Notice of Exercise in the form attached hereto;

(b)          Payment of the Exercise Price by wire transfer of immediately available funds, subject to Paragraph 2.2 below; and

(c)          This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or Holder’s designee(s), shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised (but in no event less than three (3) Trading Days following the date of exercise). In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.2           Net (Cashless) Exercise. If and only if, and to the extent that, there is no effective registration statement registering the issuance Common Stock of the Company upon exercise of this Warrant at the time this Warrant is exercised, and if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), then in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

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Y (A - B)

X =__________

A

Where X = the number of Exercise Shares to be issued to the Holder

Y =	the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)

A =	the average of the VWAP of the Common Stock for the ten consecutive Trading Days ending on the Trading Day immediately prior to the date of exercise of the Warrants

B =       Exercise Price (as adjusted to the date of such calculation)

“Trading Day” means a day on which (i) trading in Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded, which may be OTCQB or OTCQX (a “Trading Market”) and (ii) a last reported sale price for our Common Stock is available on such securities exchange or market. If the Common Stock is not so listed or traded, “Trading Day” means a “Business Day.”

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (b) if such volume weighted average price is unavailable from Bloomberg L.P. or its successor, the closing sales price of the Common Stock on the Trading Market, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

2.3          Securities for Which Warrant is Exercisable. Subject to the limitations on exercise and the conditions set forth in this Warrant, this Warrant shall be exercisable, in whole or in part, and from time to time, for Common Stock of the Company.

3.            Covenants of the Company.

3.1          Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof.

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3.2           No Impairment. The Holder’s rights, preferences and privileges granted under and/or in connection with this Warrant may not be amended, modified or waived without the Holder’s prior written consent.

4.             Representations of Holder.

4.1           Acquisition of Securities for Personal Account. The Holder represents and warrants that the securities it is acquiring on the date hereof are being acquired solely for its account for investment and not with a view to or for sale or distribution of such securities, or any part thereof, except in compliance with applicable federal and state securities laws. The Holder also represents and warrants that all of the legal and beneficial interests in the securities which the Holder is acquiring are being acquired for, and will be held for, its account only.

4.2         Securities Are Not Registered.

(a)          The Holder understands that the Warrant and the Exercise Shares have not been registered under the Act on the basis that no distribution or public offering of the Common Stock of the Company is to be effected by the Holder. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder represents and warrants that it has no such present intention.

(b)          The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

(c)          The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

4.3           Disposition of Warrant and Exercise Shares. The Holder understands and agrees that any Exercise Shares issued pursuant to exercise of this Warrant will not be registered at the time of issuance, and all certificates evidencing the Shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

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4.4           Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

5.            Adjustment of Exercise Price and Exercise Shares.

5.1           Changes in Securities. In the event of changes in the Common Stock by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the aggregate number of Exercise Shares then available under the Warrant and the Exercise Price thereof shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the same shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant. Notwithstanding anything in this Warrant to the contrary, no adjustment will be made to the Exercise Price of this Warrant, such that the Exercise Price would be less than the then current par value of outstanding shares of Common Stock.

6.            Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

7.           Transfer of Warrant.

(a)          Transferability. On or before the Voting Period End Date (as defined below), the Class D-2 Warrants shall not be directly or indirectly assignable or transferable by the Holder, and the Holder shall not at any time, directly or indirectly, sell, assign, transfer or otherwise dispose of, loan or pledge any Class D-2 Warrants or any economic or voting interests or rights associated therewith, except as specifically authorized by the Board of Directors in its sole discretion. Any purported transfer or assignment in violation of the foregoing shall be void ab initio and given no effect. After the Voting Period End Date, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. “Voting Period End Date” means the 80th day after the conclusion of the Company’s 2017 annual meeting of stockholders. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Business Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Exercise Shares without having a new Warrant issued.

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(b)         New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the date of the original issuance of the Warrant and shall be identical with this Warrant except as to the number of Exercise Shares issuable pursuant thereto.

(c)          Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

8.           Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnification by the Holder or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a replacement Warrant of the same denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Upon the issuance of any such replacement Warrant, the original Warrant shall become null and void without the necessity of any further action on the part of the Company.

9.            Amendment. Any term of this Warrant may be amended or waived only with the advance written consent of the Company and the Holder.

10.         Notices, Etc. All notices required or permitted hereunder shall be in writing and shall be effective upon delivery to the recipient. All communications shall be sent to the Company and to the Holder at the addresses listed on the signature page hereof or at such other address as the Company or Holder may designate by written notice to the other parties hereto.

11.         Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware without giving effect to conflicts of laws principles.

[Signature Page Follows]

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In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

Northwest Biotherapeutics, Inc.

By:

Name:	Linda Powers

Title:	President and CEO

Address:	4800 Montgomery Lane
Suite 800
Bethesda, MD 20814

ACKNOWLEDGED AND AGREED:

By:

Name:

Signature Page to Warrant

NOTICE OF EXERCISE

TO: Northwest Biotherapeutics, Inc.

(1)          The undersigned hereby elects to purchase ___________ shares of Common Stock (the “Exercise Shares”) of Northwest Biotherapeutics, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

0

(1)

The undersigned hereby elects to purchase ___________ shares of Common Stock (the “Exercise Shares”) of Northwest Biotherapeutics, Inc. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

☐

(2)          Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Signature)

(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:

(Please Print)

Address:

(Please Print)

Dated:	________, 20

Holder’s Signature:

Holder’s

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.